UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2004

PRUDENTIAL-BACHE/WATSON

& TAYLOR, LTD.-2

(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation or Organization)	0-13518 (Commission File Number)	75-1933081 (I.R.S. Employer Identification No.)

One New York Plaza, 13th Floor New York, N.Y. (Address of Principal Executive Offices)	10292 (Zip Code)

(212) 778-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 4.	Changes In Registrant’s Certifying Accountant.

(a) On May 14, 2004, the Board of Directors of Prudential–Bache Properties, Inc., the managing general partner of the Company, approved the engagement of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2004.

(b) A new independent accountant, PricewaterhouseCoopers LLP, was engaged on May 14, 2004 as the principal accountant to audit the Company’s financial statements for the year ended December 31, 2004. During the Company’s two most recent years, and any subsequent interim period prior to engaging PricewaterhouseCoopers LLP, neither the Company (nor anyone on its behalf) consulted PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRUDENTIAL-BACHE/WATSON &TAYLOR, LTD.-2

(Registrant)

Date: May 17, 2004	/s/ Brian J. Martin
Brian J. Martin Chairman of the Board of Directors and Chief Executive Officer of the managing general partner (Principal Executive Officer)

Date: May 17, 2004	/s/ William C. Yip
William C. Yip Chief Financial Officer, Vice President and Director of the managing general partner (Principal Financial Officer and Accounting Officer)